Exhibit 10.53

AMENDMENT NO. 5

Dated as of December 29, 2025 to and under

Credit Agreement

Dated as of November 15, 2021

Each of SOUTHSTATE BANK CORPORATION, a Florida corporation (as successor by merger to SOUTHSTATE CORPORATION, the "Company"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "Lender") agree as follows:

1.	Credit Agreement.

Reference is made to the Credit Agreement, dated as of November 15, 2021, between the Company and the Lender (the "Credit Agreement"). Terms used but not defined in this Amendment No. 5 (this "Amendment") shall have the meanings ascribed to them in the Credit Agreement.

2.Amendments.On and after the Effective Date (as defined in Section 5 below), the Credit Agreement shall be amended as hereinafter set forth.

(a)The following definition in Section l.l(a) of the Credit Agreement shall be added or amended and restated in its entirety, as appropriate, to read as follows:

"Checking Account Balance" shall mean the average aggregate balance in a non-interest bearing checking account held by the Company and each Bank Subsidiary with Lender during such Fiscal Quarter (or portion thereof).

"Commitment Fee Percentage" shall mean, for any Fiscal Quarter (or portion thereof), (a) 0.42%, if the Funds on Deposit for such Fiscal Quarter is less than

$50,000,000, (b) 0.20%, if the Funds on Deposit for such Fiscal Quarter is equal to or greater than $50,000,000 but less than $100,000,000, and (c) 0.00%, if the Funds on Deposit for such Fiscal Quarter is equal to or greater than $100,000,000.

"Funds on Deposit" shall mean the sum of the Investment Balance and Checking Account Balance for any Fiscal Quarter (or portion thereof).

3.Continuing Effect of Credit Agreement. The provisions of the Credit Agreement, as amended by the amendments in Section 2 hereof, are and shall remain in full force and effect and are hereby in all respects confirmed, approved and ratified.

4.Representations and Warranties. In order to induce the Lender to agree to the amendment contained herein, the Company hereby represents and warrants as follows:
(a)The Company has the power, and has taken all necessary action to authorize it, to execute, deliver and perform in accordance with their respective terms, this Amendment and the Credit Agreement as amended by this Amendment. This Amendment has been duly executed and delivered by the duly authorized officers of the Company and is, and the Credit Agreement as amended by this Amendment is, the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

(b)Each of the representations and warranties set forth in Section 3 of the Credit Agreement, after giving effect to this Amendment, shall be made at and as of the Effective Date, except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period.
5.Conditions to Effectiveness. This Amendment shall be effective as of December 29, 2025 (the "Effective Date"), but after the Lender shall have received this Amendment duly executed by the Company and the Lender, and such other information, documents or materials as the Lender may have reasonably requested.
6.Governing Law. This Amendment shall, pursuant to New York General Obligations Law 5-1401, be construed in accordance with and governed by the law of the State of New York.
7.Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.
8.Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers all as of the date hereinabove set forth.

SouthState Bank Corporation
By:	/s/ William E. Matthews V
Name:	William E. Matthews V
Title:	Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Jeffrey P. Googins
Name:	Jeffrey P. Googins
Title:	Senior Vice President